                                                                      Exhibit 21

                H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                             AS OF NOVEMBER 29, 2003

                                           JURISDICTION OF                                         %
               SUBSIDIARY                   ORGANIZATION                 OWNERSHIP               OWNED
----------------------------------------   ---------------   ---------------------------------   ------
                                            UNITED STATES
                                           ---------------
  H.B. Fuller Company                       United States
* Aireline, Inc.                            United States    H.B. Fuller Company                 100.00
  H.B. Fuller International Inc.            United States    H.B. Fuller Company                 100.00
* F.A.I. Trading Company                    United States    H.B. Fuller Company                 100.00
* H.B. Fuller Company Puerto Rico           United States    H.B. Fuller Company                 100.00
  Specialty Constructions Brands, Inc.      United States    H.B. Fuller Company                 100.00
  H.B. Fuller Licensing & Financing,
  Inc.                                      United States    H.B. Fuller Company                 100.00
  Adalis Corporation                        United States    H.B. Fuller Company                 100.00
  Stratyc, Inc.                             United States    H.B. Fuller Company                 100.00
  Stratyc LLC                               United States    H.B. Fuller Company                  99.00
                                                             Stratyc, Inc.                         1.00
  H.B. Fuller Automotive Company            United States    H.B. Fuller Company                 100.00

                                                EFTEC
                                           ---------------
  EFTEC North America, LLC                  United States    H.B. Fuller Automotive Company       70.00
  Autotek Sealants, Inc.                    United States    EFTEC North America, LLC             48.00
  EFTEC Latin America                          Panama        EFTEC North America, LLC             88.50
  EFTEC Brasil Ltda.                           Brazil        EFTEC Latin America                  99.90
                                                             EFTEC North America, LLC              0.10
  Grupo Placosa EFTEC, S.A. de C.V.            Mexico        EFTEC North America, LLC             33.33
  EFTEC Europe Holding AG                    Switzerland     EFTEC North America, LLC             30.00
  EFTEC AG                                   Switzerland     EFTEC Europe Holding AG             100.00
  EFTEC Sarl                                   France        EFTEC Europe Holding AG             100.00
  EFTEC AB                                     Sweden        EFTEC Europe Holding AG             100.00
  EFTEC Ltd.                                    U.K.         EFTEC Europe Holding AG             100.00
  EFTEC NV.                                    Belgium       EFTEC Europe Holding AG             100.00
  EFTEC S.A.                                    Spain        EFTEC Europe Holding AG             100.00
  EFTEC GmbH                                   Germany       EFTEC Europe Holding AG             100.00
  EFTEC Asia Pte. Ltd.                        Singapore      EFTEC Europe Holding AG              60.00
                                                             H.B. Fuller Automotive Company       20.00
  EFTEC (Thailand) Co., Ltd.                   Thailand      EFTEC Europe Holding AG             100.00
  Changchun EFTEC Chemical Products Ltd.       China         EFTEC Europe Holding AG              25.00
  Shanghai EFTEC Chemical Products Ltd.        China         EFTEC Europe Holding AG              60.00

                                            CANADA/MEXICO
                                            -------------
  H.B. Fuller Canada Holding Co.               Canada        H.B. Fuller Company                 100.00
  H.B. Fuller Canada Investment Co.            Canada        H.B. Fuller Canada Holding Co.      100.00
  H.B. Fuller Canada (partnership)             Canada        H.B. Fuller Canada Holding Co.       99.99
                                                             H.B. Fuller Canada Investment Co.     0.01
  H.B. Fuller Mexico, S.A.                     Mexico        H.B. Fuller Company                 100.00

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
                                           JURISDICTION OF                                         %
               SUBSIDIARY                   ORGANIZATION                 OWNERSHIP               OWNED
----------------------------------------   ---------------   ---------------------------------   ------
                                               EUROPE
                                           ---------------
  H.B. Fuller Benelux B.V.                   Netherlands     H.B. Fuller Canada Holding Co.      100.00
  H.B. Fuller Austria Produktions GesmbH       Austria       H.B. Fuller Benelux B.V.             90.00
                                                             H.B. Fuller Company                  10.00
  H.B. Fuller Austria GesmbH                   Austria       H.B. Fuller Benelux B.V.             90.00
                                                             H.B. Fuller Company                  10.00
  H.B. Fuller Belgium N.V./S.A.                Belgium       H.B. Fuller Company                  99.80
                                                             H.B. Fuller Deutschland
                                                             Produktions GmbH                      0.20
  H.B. Fuller Deutschland Holding GmbH         Germany       H.B. Fuller Benelux B.V.            100.00
  H.B. Fuller Deutschland Produktions
  GmbH                                         Germany       H.B. Fuller Deutschland Holding
                                                             GmbH                                 90.00
                                                             H.B. Fuller Company                  10.00
  H.B. Fuller Deutschland GmbH                 Germany       H.B. Fuller Deutschland Holding
                                                             GmbH                                100.00
* Isar-Rakoll Chemie, GmbH                     Germany       H.B. Fuller Deutschland
                                                             Produktions GmbH                    100.00
  H.B. Fuller France S.A.                       France       H.B. Fuller Benelux B.V.            100.00
  H.B. Fuller Finance (Ireland)                Ireland       H.B. Fuller Europe GmbH             100.00
  H.B. Fuller Italia Holding s.r.l.             Italy        H.B. Fuller Benelux B.V.            100.00
  H.B. Fuller Italia Produzione s.r.l.          Italy        H.B. Fuller Italia Holding s.r.l.   100.00
  H.B. Fuller Italia s.r.l.                     Italy        H.B. Fuller Italia Holding s.r.l.   100.00
  H.B. Fuller Sverige AB                       Sweden        H.B. Fuller Benelux B.V.            100.00
  H.B. Fuller Espana, S.A.                      Spain        H.B. Fuller Company                 100.00
* H.B. Fuller Schweiz AG                     Switzerland     H.B. Fuller Deutschland
                                                             Produktions GmbH                    100.00
  H.B. Fuller Europe GmbH                    Switzerland     H.B. Fuller Benelux B.V.             99.00
                                                             H.B. Fuller Canada Holding Co.        1.00
  H.B. Fuller Holdings Limited                  U.K.         H.B. Fuller Company                 100.00
  H.B. Fuller Group Limited                     U.K.         H.B. Fuller Holdings Limited        100.00
  H.B. Fuller U.K. Operations Ltd.              U.K.         H.B. Fuller Group Ltd               100.00
  H.B. F. Ltd.                                  U.K.         H.B. Fuller U.K. Operations Ltd.    100.00
  H.B. Fuller U.K. Ltd.                         U.K.         H.B. Fuller U.K. Operations Ltd.    100.00
  H.B. Fuller Coatings Limited                  U.K.         H.B. Fuller U.K. Operations Ltd.    100.00
         Branches: Dubai, UAE
  Powderstore Limited                           U.K.         H.B. Fuller U.K. Operations Ltd.    100.00
  Datac Ltd.                                    U.K.         H.B. Fuller U.K. Operations Ltd.    100.00
  H.B. Fuller U.K. Manufacturing Limited        U.K.         H.B. Fuller U.K. Operations Ltd.    100.00

                                             ASIA-PACIFIC
                                           ---------------
  H.B. Fuller Company Australia Pty. Ltd.     Australia      H.B. Fuller Company                 100.00
  H.B. Fuller (China) Adhesives Ltd.            China        H.B. Fuller Company                  99.00
* H.B. Fuller India Private Limited             India        H.B. Fuller Company                  99.90
  H.B. Fuller Japan Company, Ltd.               Japan        H.B. Fuller Company                 100.00
  H.B. Fuller Korea, Ltd.                       Korea        H.B. Fuller Company                 100.00
  H.B. Fuller (Malaysia) Sdn. Bhd.            Malaysia       H.B. Fuller Company                 100.00
  H.B. Fuller Company (N.Z.) Ltd.            New Zealand     H.B. Fuller Company                  99.90
  H.B. Fuller (Philippines), Inc.            Philippines     H.B. Fuller Company                  93.68
  HBF Realty Corporation                     Philippines     H.B. Fuller Company                  40.00
  H.B. Fuller Taiwan Co., Ltd.                 Taiwan        H.B. Fuller Company                 100.00
  H.B. Fuller (Thailand) Co., Ltd.            Thailand       H.B. Fuller Company                  99.90
* Multi-Clean (Lebanon) S.A.R.L.               Lebanon       H.B. Fuller Company                 100.00
* H.B. Fuller Lebanon S.A.R.L.                 Lebanon       H.B. Fuller Company                 100.00

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
                                           JURISDICTION OF                                         %
               SUBSIDIARY                   ORGANIZATION                 OWNERSHIP               OWNED
----------------------------------------   ---------------   ---------------------------------   ------
                                            LATIN AMERICA
                                           ---------------
  Centro de Pinturas Glidden-Protecto,
  S.A.                                         Panama        H.B. Fuller Company                 100.00
  Fabrica de Pinturas Glidden, S.A.            Panama        H.B. Fuller Company                 100.00
  H.B. Fuller Holding Panama Co.               Panama        H.B. Fuller Company                 100.00
  Glidden Panama S.A.                          Panama        H.B. Fuller Holding Panama Co.      100.00
* Distribuidora Americana, S.A.                Ecuador       H.B. Fuller Company                 100.00
  Kativo Chemical Industries, S.A.             Panama        H.B. Fuller Company                 100.00

                                  Kativo Consolidated Subsidiaries
                                  --------------------------------
  H.B. Fuller Argentina, S.A.                 Argentina      Kativo Chemical Industries, S.A.     99.99
                                                             H.B. Fuller Company                   0.01
  H.B. Fuller Bolivia, Ltda.                   Bolivia       Kativo Chemical Industries, S.A.     50.00
                                                             Chemical Supply Corporation          50.00
  H.B. Fuller Brazil, Ltda.                    Brazil        Chemical Supply Corporation          85.87
                                                             Kativo Chemical Industries, S.A.     14.11
                                                             Kativo de Panama, S.A.                0.02
* Adhesivos H.B. Fuller (Sul) Ltda.            Brazil        Chemical Supply Corporation          99.81 note b
                                                             Kativo Chemical Industries, S.A.      0.15
                                                             H.B. Fuller Brazil, Ltda.             0.04
  H.B. Fuller Chile, S.A.                       Chile        Kativo Chemical Industries, S.A.     99.99
                                                             Minority                              0.01
  H.B. Fuller Colombia, Ltda.                 Colombia       Kativo Chemical Industries, S.A.     98.00
                                                             Minority                              2.00
  Kativo Costa Rica, S.A.                    Costa Rica      Kativo Chemical Industries, S.A.    100.00
  Reca Quimica, S.A.                         Costa Rica      Kativo Chemical Industries, S.A.    100.00
  H.B. Fuller Centroamerica, S.A.            Costa Rica      Kativo Chemical Industries, S.A.    100.00
* Resistol, S.A.                             Costa Rica      Kativo Chemical Industries, S.A.    100.00
  H.B. Fuller Caribe, S.A.                    Dominican      Kativo Chemical Industries, S.A.     90.60
                                               Republic
                                                             Chemical Supply Corporation           8.82
                                                             Kativo Panama, S.A.                   0.01
                                                             Kativo Honduras, S.A.                 0.01
                                                             H.B. Fuller Centroamerica, S.A.       0.01
                                                             Olga Ferrer                           0.54
                                                             Juan Bancalari                        0.01
  H.B. Fuller Ecuador, S.A.                    Ecuador       Kativo Chemical Industries, S.A.     50.00
                                                             Chemical Supply Corporation          50.00
  Kativo Industrial de El Salvador, S.A.     El Salvador     Kativo Chemical Industries, S.A.     80.00
                                                             Chemical Supply Corporation          20.00
* H.B. Fuller El Salvador, S.A.              El Salvador     Kativo Chemical Industries, S.A.     80.00
                                                             Chemical Supply Corporation          20.00
* Deco Tintas de El Salvador, S.A.           El Salvador     Kativo Chemical Industries, S.A.     80.00 note b
                                                             Chemical Supply Corporation          20.00
  Kativo Comercial de Guatemala, S.A.         Guatemala      Kativo Chemical Industries, S.A.     80.00
                                                             Chemical Supply Corporation          20.00
* H.B. Fuller Guatemala, S.A.                 Guatemala      Chemical Supply Corporation         100.00
* Resistol, S.A.                              Guatemala      H.B. Fuller Guatemala, S.A.         100.00

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
                                           JURISDICTION OF                                         %
               SUBSIDIARY                   ORGANIZATION                 OWNERSHIP               OWNED
----------------------------------------   ---------------   ---------------------------------   ------
  Kativo de Honduras, S.A.                    Honduras       Kativo Chemical Industries, S.A.     69.29
                                                             Fuller Istmena, S.A.                 30.65
                                                             H.B. Fuller Panama, S.A.              0.02
                                                             Kativo de Panama, S.A.                0.02
                                                             Chemical Supply Corporation           0.02
  Aerosoles de Centroamerica, S.A.            Honduras       Kativo Chemical Industries, S.A.     99.88
                                                             H.B. Fuller Panama, S.A.              0.09
                                                             Chemical Supply Corporation           0.01
                                                             Papeleria e Imprenta Calderon         0.01
                                                             Teodorica Sierra                      0.01
* H.B. Fuller Honduras, S.A.                  Honduras       Kativo Chemical Industries, S.A.     20.00 note b
                                                             Fuller Istmena, S.A.                 20.00
                                                             Kativo de Panama, S.A.               20.00
                                                             H.B. Fuller Panama, S.A.             20.00
                                                             Chemical Supply Corporation          20.00
  Industrias Kativo de Nicaragua, S.A.        Nicaragua      Kativo Chemical Industries, S.A.     99.99
                                                             Minority                              0.01
* H.B. Fuller Nicaragua, S.A.                 Nicaragua      Kativo Chemical Industries, S.A.     99.80
                                                             Minority                              0.20
  Chemical Supply Corporation                  Panama        Kativo Chemical Industries, S.A.    100.00
* Kativo de Panama, S.A.                       Panama        Kativo Chemical Industries, S.A.    100.00 note b
* Fuller Istmena, S.A.                         Panama        Kativo de Panama, S.A.              100.00 note b
* Deco Tintas Comerciales, S.A.                Panama        Kativo Chemical Industries, S.A.    100.00 note b
* H.B. Fuller Panama, S.A.                     Panama        Kativo Chemical Industries, S.A.    100.00 note b
* Deco Tintas de Panama, S.A.                  Panama        Kativo Chemical Industries, S.A.    100.00 note b
* Chemical Supply Peruana, S.A.                 Peru         Chemical Supply Corporation          99.99 note a
                                                             Minority                              0.01
  H.B. Fuller Peru, S.A.                        Peru         Kativo Chemical Industries, S.A.     99.00
                                                             Minority (Peru atty)                  1.00
  H.B. Fuller Caribbean                      Puerto Rico     H.B. Fuller Caribe (Dominicana)     100.00
  H.B. Fuller Uruguay, S.A.                    Uruguay       Kativo Chemical Industries          100.00
* H.B. Fuller Venezuela, C.A.                 Venezuela      Kativo Chemical Industries, S.A.    100.00 note b

* - Inactive Entities
a - Liquidation process has begun.
b - To be liquidated or merged